Exhibit 99.3

ESGEN Acquisition Corp. and Sunergy Renewables Complete Business Combination

Zeo Energy Corp. to Begin Trading on Nasdaq Under the Ticker Symbols “ZEO” and “ZEOWW” Beginning

Thursday, March 14th

Company to Ring Nasdaq Closing Bell on Wednesday, March 13th

DALLAS, TX & NEW PORT RICHEY, FL – March 13, 2024 – ESGEN Acquisition Corp. (“ESGEN”), a publicly-traded special purpose acquisition company, today announced the completion of its business combination (the “Business Combination”) with Sunergy Renewables, LLC (“Sunergy”), a leading Florida-based provider of residential solar and energy efficiency solutions.

At the closing, ESGEN changed its name to “Zeo Energy Corp.” (“Zeo”), and will be led by Sunergy’s senior management. The Board of Directors of Zeo will include members from both Sunergy and ESGEN. Commencing at the open of trading on March 14, 2024, Zeo’s common stock and warrants are expected to trade on the Nasdaq Capital Market under the new ticker symbols “ZEO” and “ZEOWW,” respectively.

“Becoming a publicly traded company is an extraordinary milestone for our employees, our shareholders, and for the residential solar industry,” said Zeo CEO Tim Bridgewater. “We are confident that this merger with ESGEN enables us to accelerate our growth strategy, partner with industry players, and serve more customers seeking renewable energy solutions to meet their power and energy storage needs. We’ve worked hard to build our strong financial performance track record in recent years and look forward to delivering continued growth and profitability through Sunergy’s approach to selling residential solar systems.”

“From the beginning, we set out to partner with a scalable and profitable company dedicated to advancing the energy transition,” said ESGEN CEO Andrejka Bernatova. “We’re confident that Tim and the Sunergy team are the ideal partner, and that the combined company will be attractively positioned in the secular shift towards a distributed, decarbonized economy. We also focused on building a supportive and cohesive investor base, and carefully structured this transaction to best position the combined company for growth and flexibility moving forward. We look forward to our continued partnership working with Tim and his exceptional team in their next chapter of growth.”

The transaction will result in gross proceeds of approximately $18 million to Zeo. Funds from the transaction are expected to fund Zeo’s operations and growth strategy and pay certain expenses related to the Business Combination.

Nasdaq Opening Bell Ceremony

Date: Wednesday, March 13, 2024

Location: New York, NY

Event Details: Select members of Zeo’s leadership team will join CEO Tim Bridgewater to ring the Nasdaq Opening Bell. The ceremony will be held at the Nasdaq MarketSite in New York City and will be webcast live starting at 3:45 p.m. ET and will be available for replay via the following link: Livestream

For more information, please visit Zeo’s investor relations website at investors.zeoenergy.com.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), served as exclusive financial advisor and lead capital markets advisor to ESGEN. Kirkland & Ellis LLP served as legal counsel to ESGEN. Eversheds Sutherland (US) LLP and Ellenoff Grossman & Schole LLP served as legal counsel to Sunergy.

About Sunergy

Sunergy is a Florida-based regional provider of residential solar, distributed energy, and energy efficiency solutions focused on high growth markets with limited competitive saturation. With its differentiated sales approach and vertically integrated offerings, Sunergy serves customers who desire to reduce high energy bills and contribute to a more sustainable future.

About ESGEN Acquisition Corp.

ESGEN was a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or similar business combination with one or more businesses or entities. ESGEN was led by Chief Executive Officer, Andrejka Bernatova and Chief Financial Officer, Nader Daylami, and was affiliated with Energy Spectrum Capital, a Dallas-based private investment firm with long-standing experience building companies across the energy infrastructure landscape over multiple decades.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available to Zeo, ESGEN and Sunergy. Forward-looking statements include, but are not limited to, statements relating to the listing and anticipated commencement of trading of Zeo and its future operations, growth and financial results. The words “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the benefits of the Business Combination; the future financial performance of Zeo following the Business Combination; changes in Zeo’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, the ability to raise additional funds and plans and objectives of management. These forward-looking statements are based on information available as of the date of this news release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Zeo, ESGEN or Sunergy’s views as of any subsequent date, and none of Zeo, ESGEN or Sunergy undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Zeo, ESGEN and Sunergy’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the outcome of any legal proceedings that may be instituted against Zeo, ESGEN, Sunergy or others following the Business Combination; (ii) Zeo’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination; (iii) Zeo’s ability to maintain the listing of its common stock and warrants on the Nasdaq following the Business Combination; (iv) the risk that the Business Combination disrupts current plans and operations of Zeo; (v) the ability to recognize the anticipated benefits of the Business Combination; (vi) unexpected costs related to the Business Combination; (vii) the management and board composition of Zeo following the Business Combination; (viii) limited liquidity and trading of Zeo’s securities; (ix) geopolitical risk and changes in applicable laws or regulations; (x) the possibility that Zeo may be adversely affected by other economic, business, and/or competitive factors; (xi) operational risk; (xii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Zeo’s resources; and (xiii) other risks and uncertainties, including those included under the heading “Risk Factors” in the Registration Statement filed by ESGEN with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Zeo, ESGEN, Sunergy, their respective directors, officers or employees or any other person that Zeo will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements in this news release represent the views of Zeo, ESGEN and Sunergy as of the date of this news release. Subsequent events and developments may cause that view to change. However, while Zeo, ESGEN and Sunergy may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Zeo, ESGEN or Sunergy as of any date subsequent to the date of this news release.

Sunergy Contacts

For Investors:

Cody Slach and Tom Colton

Gateway Group

ZEO@gateway-grp.com

ESGEN Acquisition Corp. Contacts

For Media & Investors:

Nader Daylami

nader@esgen-spac.com

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